UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2007

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 a.m. Central Time on October 18, 2007.

SIMMONS FIRST ANNOUNCES RECORD EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record earnings for the three and nine-month periods ended September 30, 2007.  Net income for the third quarter was $7.5 million, or $0.53 diluted earnings per share, compared to $0.51 per share for the same period in 2006, an increase of $0.02, or 3.9%.

For the nine-month period ended September 30, 2007, net income was $21.2 million.  Diluted earnings per share for the nine-month period were $1.48, an increase of $0.05, or 3.5% over the same period in 2006.

“Considering the uncertainty relative to the economy, we are very pleased with our third quarter and year-to-date earnings,” commented J. Thomas May, Chairman and Chief Executive Officer.  “In particular, a better than expected loan growth and margin, coupled with excellent asset quality and good expense control, produced better than expected results.  Bottom line is that our associates continue to do a great job in serving our customers throughout Arkansas, which in turn is rewarding our shareholders.”

The Company’s net interest income for the third quarter of 2007 increased 5.3% to $23.6 million compared to $22.4 million for 2006.  Net interest margin increased ten basis points to 4.01% from the third quarter of 2006 and five basis points from the second quarter of 2007.

The Company’s loan portfolio totaled $1.88 billion at September 30, 2007 compared to $1.79 billion at September 30, 2006, an increase of 4.9%.  The growth was primarily attributable to increases in commercial loans, real estate loans and the credit card portfolio.  “Credit card growth continued to improve significantly due to the tremendous response we have received regarding Simmons First credit card products,” stated Mr. May.  “While the national credit card industry continues to be very competitive, several national publications and websites, including CNN Money, MSNBC and Money Magazine, recently recognized Simmons First as having two of the best credit cards in America for customers with excellent credit.”

Asset quality remained strong with the allowance for loan losses as a percent of total loans at 1.34% as of September 30, 2007.  Non-performing loans equaled 0.53% of total loans, while the allowance for loan losses equaled 251% of non-performing loans.  The Company’s annualized net charge-offs to total loans for the third quarter of 2007 was 0.20%.  Excluding credit cards, the annualized net charge-offs to total loans for the third quarter was 0.13%.

Total assets for the Company were $2.7 billion and deposits were $2.2 billion at September 30, 2007. Stockholders’ equity increased 5.1% to $268 million at September 30, 2007 compared to $255 million at September 30, 2006.  Book value per share increased 7.0% to $19.20 at September 30, 2007 compared to $17.94 at September 30, 2006.

Simmons First recently opened two financial centers in North Little Rock. “We are excited about our initial entries into the new market of North Little Rock,” said May.  In addition, new financial centers are under construction in Paragould and Little Rock – Midtown (near War Memorial Stadium and UAMS), along with a new regional headquarters in Rogers for the Northwest Arkansas affiliate.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas.  The Company’s eight banks conduct financial operations from 86 offices, of which 83 are financial centers, in 47 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, October 18, 2007.  Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call.  A recorded playback of the call will be available the next morning by calling 1-800-642-1687.  The passcode for this playback is 18427327 and the recording will be available through the end of business October 31, 2007.  In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements of this type speak only as of the date of this news release.  By nature, forward-looking statements involve inherent risk and uncertainties.  Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements.  Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$85,370	$71,915	$71,513	$83,452	$77,724
Interest bearing balances due from banks	6,557	45,084	43,614	45,829	19,599
Federal funds sold	25,655	2,600	60,270	21,870	49,340
Cash and cash equivalents	117,582	119,599	175,397	151,151	146,663

Investment securities - held-to-maturity	180,206	178,841	181,901	179,944	172,944
Investment securities - available-for-sale	349,282	346,740	338,222	347,182	358,561
Mortgage loans held for sale	8,244	9,928	8,718	7,091	6,591
Assets held in trading accounts	5,482	4,496	10,464	4,487	4,574

Loans	1,875,235	1,821,430	1,798,234	1,783,495	1,788,517
Allowance for loan losses	(25,107)	(25,197)	(25,151)	(25,385)	(25,879)
Net loans	1,850,128	1,796,233	1,773,083	1,758,110	1,762,638

Premises and equipment	73,088	70,873	69,443	67,926	66,769
Foreclosed assets held for sale, net	1,629	1,484	2,321	1,940	1,413
Interest receivable	25,699	21,868	21,312	21,974	21,953
Bank owned life insurance	37,632	36,881	36,498	36,133	35,708
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,583	3,786	3,993	4,199	4,406
Other assets	8,527	9,084	9,739	10,671	14,117

TOTAL ASSETS	$2,721,687	$2,660,418	$2,691,696	$2,651,413	$2,656,942

LIABILITIES
Non-interest bearing transaction accounts	$319,792	$308,047	$316,603	$305,327	$302,700
Interest bearing transaction accounts and savings deposits	730,533	763,017	753,110	738,763	745,649
Time deposits less than $100,000	680,288	686,456	686,650	681,131	664,105
Time deposits greater than $100,000	442,706	422,580	450,558	450,310	436,022
Total deposits	2,173,319	2,180,100	2,206,921	2,175,531	2,148,476
Federal funds purchased and securities
sold under agreements to repurchase	106,984	97,947	108,661	105,036	85,535
Short-term debt	67,595	11,072	5,009	6,114	61,850
Long-term debt - parent company	-	2,000	2,000	2,000	2,000
Long-term FHLB debt - affiliate banks	48,725	49,669	50,652	50,381	49,243
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	26,533	25,395	25,353	22,405	24,316
TOTAL LIABILITIES	2,454,086	2,397,113	2,429,526	2,392,397	2,402,350

STOCKHOLDERS' EQUITY
Capital stock	139	141	141	142	142
Surplus	41,470	44,773	46,890	48,678	49,068
Undivided profits	225,972	220,981	216,483	212,394	208,200
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	20	(2,590)	(1,344)	(2,198)	(2,818)
TOTAL STOCKHOLDERS' EQUITY	267,601	263,305	262,170	259,016	254,592

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,721,687	$2,660,418	$2,691,696	$2,651,413	$2,656,942

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$72,325	$72,066	$75,172	$80,670	$78,708
Interest bearing balances due from banks	9,382	22,636	37,957	24,237	16,851
Federal funds sold	21,083	25,263	51,383	25,554	22,966
Cash and cash equivalents	102,790	119,965	164,512	130,461	118,525

Investment securities - held-to-maturity	179,616	180,486	179,479	174,132	167,182
Investment securities - available-for-sale	348,085	350,567	349,887	355,196	360,584
Mortgage loans held for sale	8,747	9,241	6,362	7,299	8,368
Assets held in trading accounts	4,930	4,567	4,746	4,555	4,598

Loans	1,849,091	1,802,917	1,782,125	1,779,528	1,769,131
Allowance for loan losses	(25,642)	(25,791)	(25,824)	(26,168)	(26,255)
Net loans	1,823,449	1,777,126	1,756,301	1,753,360	1,742,876

Premises and equipment	71,943	69,967	68,871	67,438	66,044
Foreclosed assets held for sale, net	1,877	1,934	2,121	1,488	1,525
Interest receivable	24,156	22,086	21,464	22,681	20,922
Bank owned life insurance	37,315	36,691	36,300	35,916	35,226
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,702	3,907	4,111	4,317	4,527
Other assets	9,374	9,063	9,292	10,995	13,215

TOTAL ASSETS	$2,676,589	$2,646,205	$2,664,051	$2,628,443	$2,604,197

LIABILITIES
Non-interest bearing transaction accounts	$305,453	$309,753	$306,020	$305,447	$302,490
Interest bearing transaction accounts and savings deposits	724,782	739,972	731,214	728,085	722,920
Time deposits less than $100,000	686,750	688,493	687,109	678,399	658,182
Time deposits greater than $100,000	437,217	435,405	451,004	441,505	416,693
Total deposits	2,154,202	2,173,623	2,175,347	2,153,436	2,100,285
Federal funds purchased and securities
sold under agreements to repurchase	113,060	99,808	118,011	102,109	93,670
Short-term debt	38,710	3,088	4,031	8,594	54,119
Long-term debt	80,123	82,177	82,185	82,358	80,826
Accrued interest and other liabilities	23,943	22,465	22,002	23,157	22,804
TOTAL LIABILITIES	2,410,038	2,381,161	2,401,576	2,369,654	2,351,704

TOTAL STOCKHOLDERS' EQUITY	266,551	265,044	262,475	258,789	252,493

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,676,589	$2,646,205	$2,664,051	$2,628,443	$2,604,197

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006
(in thousands, except per share data)
INTEREST INCOME
Loans	$36,604	$35,051	$34,095	$34,543	$33,924
Federal funds sold	302	331	670	365	325
Investment securities	6,046	5,889	5,721	5,447	5,183
Mortgage loans held for sale, net of unrealized gains (losses)	147	133	104	107	141
Assets held in trading accounts	71	35	18	13	14
Interest bearing balances due from banks	131	297	510	287	229
TOTAL INTEREST INCOME	43,301	41,736	41,118	40,762	39,816
INTEREST EXPENSE
Time deposits	13,307	13,144	13,015	12,755	11,381
Other deposits	3,328	3,324	3,179	3,182	3,023
Federal funds purchased and securities
sold under agreements to repurchase	1,404	1,228	1,425	1,295	1,152
Short-term debt	519	49	70	145	761
Long-term debt	1,173	1,198	1,198	1,102	1,122
TOTAL INTEREST EXPENSE	19,731	18,943	18,887	18,479	17,439
NET INTEREST INCOME	23,570	22,793	22,231	22,283	22,377
Provision for loan losses	850	831	751	663	602
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	22,720	21,962	21,480	21,620	21,775
NON-INTEREST INCOME
Trust income	1,528	1,474	1,637	1,517	1,435
Service charges on deposit accounts	3,759	3,656	3,497	3,850	3,973
Other service charges and fees	698	692	808	715	596
Income on sale of mortgage loans, net of commissions	715	727	679	655	763
Income on investment banking, net of commissions	90	153	150	89	55
Credit card fees	3,115	3,025	2,649	2,830	2,755
Premiums on sale of student loans	419	741	882	263	413
Bank owned life insurance income	367	359	364	425	382
Other income	682	510	788	449	654
TOTAL NON-INTEREST INCOME	11,373	11,337	11,454	10,793	11,026
NON-INTEREST EXPENSE
Salaries and employee benefits	13,778	13,903	13,725	13,173	13,298
Occupancy expense, net	1,671	1,624	1,650	1,712	1,612
Furniture and equipment expense	1,455	1,507	1,466	1,437	1,407
Loss on foreclosed assets	77	36	24	31	32
Deposit insurance	85	68	67	66	64
Other operating expenses	6,157	5,873	6,282	6,088	5,722
TOTAL NON-INTEREST EXPENSE	23,223	23,011	23,214	22,507	22,135
NET INCOME BEFORE INCOME TAXES	10,870	10,288	9,720	9,906	10,666
Provision for income taxes	3,370	3,257	3,083	3,156	3,219
NET INCOME	$7,500	$7,031	$6,637	$6,750	$7,447
BASIC EARNINGS PER SHARE	$0.53	$0.50	$0.47	$0.47	$0.53
DILUTED EARNINGS PER SHARE	$0.53	$0.49	$0.46	$0.47	$0.51

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006
(in thousands, except per share data)
INTEREST INCOME
Loans	$105,751	$69,147	$34,095	$130,248	$95,705
Federal funds sold	1,303	1,001	670	1,057	692
Investment securities	17,656	11,610	5,721	20,438	14,991
Mortgage loans held for sale, net of unrealized gains (losses)	383	236	104	476	369
Assets held in trading accounts	124	53	18	71	58
Interest bearing balances due from banks	938	807	510	1,072	785
TOTAL INTEREST INCOME	126,155	82,854	41,118	153,362	112,600
INTEREST EXPENSE
Time deposits	39,467	26,161	13,015	42,592	29,837
Other deposits	9,832	6,503	3,179	11,658	8,476
Federal funds purchased and securities
sold under agreements to repurchase	4,057	2,653	1,425	4,615	3,320
Short-term debt	637	118	70	1,227	1,082
Long-term debt	3,568	2,395	1,198	4,466	3,364
TOTAL INTEREST EXPENSE	57,561	37,830	18,887	64,558	46,079
NET INTEREST INCOME	68,594	45,024	22,231	88,804	66,521
Provision for loan losses	2,432	1,582	751	3,762	3,099
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	66,162	43,442	21,480	85,042	63,422
NON-INTEREST INCOME
Trust income	4,639	3,111	1,637	5,612	4,095
Service charges on deposit accounts	10,912	7,153	3,497	15,795	11,945
Other service charges and fees	2,198	1,500	808	2,561	1,846
Income on sale of mortgage loans, net of commissions	2,121	1,407	679	2,849	2,194
Income on investment banking, net of commissions	393	303	150	341	252
Credit card fees	8,789	5,674	2,649	10,742	7,912
Premiums on sale of student loans	2,042	1,623	882	2,071	1,808
Bank owned life insurance income	1,090	723	364	1,523	1,098
Other income	1,980	1,298	788	2,453	2,004
TOTAL NON-INTEREST INCOME	34,164	22,792	11,454	43,947	33,154
NON-INTEREST EXPENSE
Salaries and employee benefits	41,406	27,628	13,725	53,442	40,269
Occupancy expense, net	4,945	3,273	1,650	6,385	4,673
Furniture and equipment expense	4,428	2,973	1,466	5,718	4,281
Loss on foreclosed assets	137	59	24	136	105
Deposit insurance	220	135	67	270	204
Other operating expenses	18,312	12,158	6,282	23,117	17,029
TOTAL NON-INTEREST EXPENSE	69,448	46,226	23,214	89,068	66,561
NET INCOME BEFORE INCOME TAXES	30,878	20,008	9,720	39,921	30,015
Provision for income taxes	9,710	6,340	3,083	12,440	9,284
NET INCOME	$21,168	$13,668	$6,637	$27,481	$20,731
BASIC EARNINGS PER SHARE	$1.50	$0.97	$0.47	$1.93	$1.46
DILUTED EARNINGS PER SHARE	$1.48	$0.95	$0.46	$1.90	$1.43

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006
(in thousands)
Tier 1 capital
Stockholders' equity	$267,601	$263,305	$262,170	$259,016	$254,592
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(63,924)	(64,144)	(64,367)	(64,334)	(64,557)
Unrealized loss (gain) on AFS securities	(20)	2,590	1,344	2,198	2,818

Total Tier 1 capital	233,657	231,751	229,147	226,880	222,853

Tier 2 capital
Qualifying unrealized gain on AFS securities	158	187	129	167	177
Qualifying allowance for loan losses	24,188	23,565	23,237	22,953	23,103

Total Tier 2 capital	24,346	23,752	23,366	23,120	23,280

Total risk-based capital	$258,003	$255,503	$252,513	$250,000	$246,133

Risk weighted assets	$1,932,608	$1,882,040	$1,855,511	$1,831,063	$1,843,960

Adjusted average assets for leverage ratio	$2,615,527	$2,584,670	$2,603,178	$2,568,407	$2,547,237

Ratios at end of quarter
Equity to assets	9.83%	9.90%	9.74%	9.77%	9.58%
Tangible equity to tangible assets	7.66%	7.56%	7.47%	7.42%	7.21%
Leverage ratio	8.93%	8.97%	8.80%	8.83%	8.75%
Tier 1 capital	12.09%	12.31%	12.35%	12.39%	12.09%
Total risk-based capital	13.35%	13.58%	13.61%	13.65%	13.35%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006
(in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$149,185	$140,327	$133,511	$143,359	$133,607
Student loans	78,377	68,477	84,358	84,831	86,875
Other consumer	140,771	139,908	141,212	142,596	146,039
Real Estate
Construction	259,705	265,705	276,582	277,411	267,604
Single-family residential	377,155	372,029	366,222	364,453	364,657
Other commercial	538,924	540,042	536,421	512,404	494,512
Unearned income	(2)	(3)	(3)	(3)	(4)
Commercial
Commercial	201,903	183,349	182,548	178,028	175,576
Agricultural	111,984	96,213	61,617	62,293	103,301
Financial institutions	5,905	5,351	5,080	4,766	576
Other	11,328	10,032	10,686	13,357	15,774

Total Loans	$1,875,235	$1,821,430	$1,798,234	$1,783,495	$1,788,517

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$1,500	$1,500	$-	$-	$1,001
U.S. Government agencies	43,000	44,000	54,998	54,998	53,000
Mortgage-backed securities	136	140	151	155	161
State and political subdivisions	133,196	130,846	124,415	122,472	116,481
Other securities	2,374	2,355	2,337	2,319	2,301
Total held-to-maturity	180,206	178,841	181,901	179,944	172,944
Available-for-Sale
U.S. Treasury	7,517	8,975	11,434	6,940	6,749
U.S. Government agencies	325,414	322,687	310,611	322,411	331,709
Mortgage-backed securities	2,769	2,793	2,948	2,956	3,095
State and political subdivisions	985	984	1,132	1,370	1,373
FHLB stock	7,554	5,206	5,090	5,504	7,674
Other securities	5,043	6,095	7,007	8,001	7,961
Total available-for-sale	349,282	346,740	338,222	347,182	358,561

Total investment securities	$529,488	$525,581	$520,123	$527,126	$531,505

Fair Value - HTM investment securities	$179,685	$175,870	$181,792	$179,816	$172,951

Investment Securities - QTD Average
Taxable securities	$394,878	$401,723	$406,342	$410,153	$410,382
Tax exempt securities	132,823	129,330	123,024	119,175	117,384

Total investment securities - QTD average	$527,701	$531,053	$529,366	$529,328	$527,766

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$25,197	$25,151	$25,385	$25,879	$26,174

Loans charged off
Credit cards	633	625	735	600	661
Other consumer	397	304	425	395	352
Real estate	499	453	295	793	74
Commercial	174	111	219	209	717
Total loans charged off	1,703	1,493	1,674	1,997	1,804

Recoveries of loans previously charged off
Credit cards	260	272	261	242	291
Other consumer	122	152	105	173	147
Real estate	207	241	162	403	87
Commercial	174	43	161	22	382
Total recoveries	763	708	689	840	907
Net loans charged off	940	785	985	1,157	897
Provision for loan losses	850	831	751	663	602
Balance, end of quarter	$25,107	$25,197	$25,151	$25,385	$25,879

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,949	$7,237	$5,561	$6,916	$7,674
Commercial	576	632	685	720	1,054
Consumer	1,540	1,652	1,492	1,322	1,089
Total nonaccrual loans	9,065	9,521	7,738	8,958	9,817
Loans past due 90 days or more	946	1,133	879	1,097	1,029
Total non-performing loans	10,011	10,654	8,617	10,055	10,846

Other non-performing assets
Foreclosed assets held for sale	1,629	1,484	2,321	1,940	1,413
Other non-performing assets	38	30	40	52	16
Total other non-performing assets	1,667	1,514	2,361	1,992	1,429

Total non-performing assets	$11,678	$12,168	$10,978	$12,047	$12,275

Ratios
Allowance for loan losses to total loans	1.34%	1.38%	1.40%	1.42%	1.45%
Allowance for loan losses to
non-performing loans	250.79%	236.50%	291.88%	252.46%	238.60%
Allowance for loan losses to
non-performing assets	214.99%	207.08%	229.10%	210.72%	210.83%
Non-performing assets ratio *	0.62%	0.67%	0.61%	0.67%	0.69%
Non-performing loans to total loans	0.53%	0.58%	0.48%	0.56%	0.61%
Non-performing assets to total assets	0.43%	0.46%	0.41%	0.45%	0.46%
Annualized net charge offs to total loans	0.20%	0.17%	0.22%	0.26%	0.20%
Annualized net charge offs to total loans
(excluding credit cards)	0.13%	0.10%	0.13%	0.19%	0.13%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006

ASSETS

Earning Assets
Interest bearing balances due from banks	5.54%	5.26%	5.45%	4.70%	5.39%
Federal funds sold	5.68%	5.26%	5.29%	5.67%	5.61%
Investment securities	5.15%	5.04%	4.95%	4.62%	4.43%
Mortgage loans held for sale	6.67%	5.77%	6.63%	5.82%	6.69%
Assets held in trading accounts	5.71%	3.07%	1.54%	1.13%	1.21%
Loans	7.87%	7.80%	7.76%	7.70%	7.61%
Total interest earning assets	7.24%	7.13%	7.05%	6.96%	6.86%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	1.82%	1.80%	1.76%	1.73%	1.66%
Time deposits	4.70%	4.69%	4.64%	4.52%	4.20%
Total interest bearing deposits	3.57%	3.54%	3.51%	3.42%	3.18%
Federal funds purchased and securities
sold under agreement to repurchase	4.93%	4.93%	4.90%	5.03%	4.88%
Short-term debt	5.32%	6.36%	7.04%	6.69%	5.58%
Long-term debt	5.81%	5.85%	5.91%	5.31%	5.51%
Total interest bearing liabilities	3.76%	3.71%	3.69%	3.59%	3.41%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.48%	3.42%	3.36%	3.37%	3.45%
Net interest margin - quarter-to-date	4.01%	3.96%	3.88%	3.86%	3.91%
Net interest margin - year-to-date	3.95%	3.92%	3.88%	3.96%	3.99%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2007	2007	2007	2006	2006
(in thousands, except per share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.53	$0.49	$0.46	$0.47	$0.51
Operating earnings (excludes nonrecurring items)	7,500	7,031	6,637	6,750	7,447
Cash dividends declared per common share	0.18	0.18	0.18	0.18	0.17
Cash dividends declared - amount	2,509	2,533	2,548	2,555	2,413
Return on average stockholders' equity	11.16%	10.64%	10.25%	10.35%	11.70%
Return on tangible equity	14.96%	14.32%	13.88%	14.08%	16.04%
Return on average assets	1.11%	1.07%	1.01%	1.02%	1.13%
Net interest margin (FTE)	4.01%	3.96%	3.88%	3.86%	3.91%
FTE Adjustment - investments	802	785	741	720	707
FTE Adjustment - loans	69	72	85	85	89
Amortization of intangibles	203	207	207	207	207
Amortization of intangibles, net of taxes	128	130	130	130	130
Average shares outstanding	13,976,706	14,099,105	14,177,615	14,198,399	14,195,844
Average diluted shares outstanding	14,176,641	14,313,493	14,395,153	14,446,730	14,451,237
Shares repurchased	134,253	90,900	69,678	14,200	24,000
Average price of repurchased shares	25.43	27.38	28.62	31.15	27.93
Average earning assets	2,420,934	2,395,677	2,411,939	2,370,501	2,349,680
Average interest bearing liabilities	2,080,642	2,048,943	2,073,554	2,041,050	2,026,410

YEAR-TO-DATE
Diluted earnings per share	$1.48	$0.95	$0.46	$1.90	$1.43
Operating earnings (excludes nonrecurring items)	21,168	13,668	6,637	27,481	20,731
Cash dividends declared per common share	0.54	0.36	0.18	0.68	0.50
Return on average stockholders' equity	10.69%	10.45%	10.25%	10.93%	11.13%
Return on tangible equity	14.40%	14.10%	13.88%	15.03%	15.37%
Return on average assets	1.06%	1.04%	1.01%	1.07%	1.08%
Net interest margin (FTE)	3.95%	3.92%	3.88%	3.96%	3.99%
FTE Adjustment - investments	2,328	1,526	741	2,840	2,120
FTE Adjustment - loans	226	157	85	345	260
Amortization of intangibles	617	414	207	830	623
Amortization of intangibles, net of taxes	388	260	130	522	392
Average shares outstanding	14,083,739	14,138,143	14,177,615	14,226,481	14,236,047
Average diluted shares outstanding	14,283,674	14,352,531	14,395,153	14,474,812	14,491,440
Average earning assets	2,409,516	2,403,809	2,411,939	2,324,078	2,308,604
Average interest bearing liabilities	2,067,711	2,061,248	2,073,554	1,993,903	1,978,189

END OF PERIOD
Book value per share	$19.20	$18.73	$18.54	$18.24	$17.94
Tangible book value per share	14.60	14.15	13.97	13.68	13.36
Shares outstanding	13,934,509	14,059,631	14,139,631	14,196,855	14,188,008
Full-time equivalent employees	1,131	1,112	1,110	1,134	1,121
Total number of ATMs	89	87	88	88	88
Total number of financial centers	83	82	82	81	81
Parent company only - investment in subsidiaries	285,340	280,455	279,370	275,872	272,909
Parent company only - intangible assets	133	133	133	133	133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: October 18, 2007	Robert A. Fehlman, Executive Vice President
and Chief Financial Officer